    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 29, 1999

                                                SECURITIES ACT FILE NO. 33-37103
                                        INVESTMENT COMPANY ACT FILE NO. 811-6180
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                        POST-EFFECTIVE AMENDMENT NO. 11                      /X/
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 13                             /X/
                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                 (609) 282-2800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ARTHUR ZEIKEL
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
                                MAILING ADDRESS:
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

APPROXIMATE DATE OF PROPOSED OFFERING: As soon as practicable after the effective date of the Registration Statement.

                                   COPIES TO:

                 COUNSEL FOR THE FUND:                                  MICHAEL J. HENNEWINKEL, ESQ.
                 JOEL H. GOLDBERG, ESQ.                                  THOMAS D. JONES, III, ESQ.
         SWIDLER BERLIN SHEREFF FRIEDMAN, LLP                       MERRILL LYNCH ASSET MANAGEMENT, L.P.
       919 THIRD AVENUE, NEW YORK, NEW YORK 10022                              P.O. BOX 9011
                                                                      PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

               / / immediately upon filing pursuant to paragraph (b), or /x/ 60 days after filing pursuant to paragraph (a)(i), or / / on (date) pursuant to paragraph (b), or / / on (date) pursuant to paragraph (a)(i)
               / / 75 days after filing pursuant to paragraph (a)(ii)
               / / on (date) pursuant to paragraph (a)(ii) of rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

               / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             [LOGO]Merrill Lynch

                   Merrill Lynch Global Utility Fund, Inc.





                                                                 March __, 1999

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                              Table of Contents


                                                                           PAGE

[GRAPHIC]KEY FACTS

The Merrill Lynch Global Utility Fund at a Glance...................          1

Risk/Return Bar Chart...............................................          3

Fees and Expenses...................................................          4

[GRAPHIC]DETAILS ABOUT THE FUND

How the Fund Invests................................................          6

Investment Risks....................................................          7

[GRAPHIC]YOUR ACCOUNT

Merrill Lynch Select Pricing(Service Mark) System...................         12

How to Buy, Sell, Transfer and Exchange Shares......................         17

Participation in Merrill Lynch Fee-Based Programs...................         21

[GRAPHIC]MANAGEMENT OF THE FUND

Merrill Lynch Asset Management......................................         24

Financial Highlights................................................         25

[GRAPHIC]FOR MORE INFORMATION

Shareholder Reports................................................. Back Cover

Statement of Additional Information................................. Back Cover




                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.

[GRAPHIC] Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Utilities Companies -- companies that are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water to be utility companies.

Common Stocks -- shares of ownership of a corporation.

Bonds -- debt obligations issued by corporations or governments.

Preferred Stocks -- class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

THE MERRILL LYNCH GLOBAL UTILITY FUND AT A GLANCE
--------------------------------------------------------------------------------

What is the Fund's objective and goal?

The investment objective of the Fund is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. The Fund cannot guarantee that it will achieve its investment objective.

What are the Fund's main investment strategies?

The Fund tries to achieve its goal by investing in a diversified portfolio of securities issued by Utilities Companies. The Fund invests, except during temporary defensive periods, at least 65% of its total assets in equity and debt securities issued by domestic and foreign utility companies. The Fund may invest in common stocks, bonds and preferred stock. Fund management changes its allocation among these types of investments as it sees appropriate to seek to meet the Fund's objective. Under normal conditions, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three countries.

What are the main risks of investing in the Fund?

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may fluctuate. These changes may occur because the markets in general are rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments go down, you may lose money. The Fund is also subject to the risk that the investments that Fund management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

As a sector fund that invests in utility companies, the Fund is subject to the risks associated with this sector. This makes the Fund more vulnerable to price changes of utility companies and other factors that particularly affect the utilities industry than a more broadly diversified mutual fund. In addition, the prices of securities issued by utility companies may change in response to interest rate changes. Generally when interest rates go up, the value of securities issued by utility companies goes down. Conversely, when interest rates go down, the value of securities issued by utility companies generally go up. There is no guarantee that this relationship will continue in the future.


                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                     1

[GRAPHIC] Key Facts

The Fund may invest most of its assets in non-U.S. securities. Foreign investing involves special risks -- including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Who should invest?

The Fund may be an appropriate investment for you if you:

         o Are looking for capital appreciation for long-term goals, such as retirement or funding a child's education, but also seek some current income.

         o Want to diversify your portfolio to include utility companies.

         o Are looking for investment in a variety of foreign markets.

         o Are willing to accept the risks of foreign investing in exchange for potentially higher long-term returns.

         o Want a professionally managed and diversified portfolio.



2                  MERRILL LYNCH GLOBAL UTILITY FUND, INC.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class B shares for each complete calendar year since the Fund's inception.

Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for the periods shown with those of the Financial Times/Standard & Poor's -- Actuaries World Index and the Financial Times/Standard & Poor's -- Actuaries World Utility Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                Merrill Lynch
                        Global Utility Fund - Class B
                             Annual Total Returns


                                 [BAR CHART]


  1991     1992     1993      1994     1995      1996       1997      1998
 13.84%   8.12%    23.17%   -10.62%   22.73%    13.34%     23.13%    24.67%

During the period shown in the bar chart, the highest return for a quarter was 15.10% (quarter ended December 31, 1998) and the lowest return for a quarter was -7.48% (quarter ended March 31, 1994).


Average Annual Total Returns
(for the calendar year ended)                                          Past          Past          Since
December 31, 1998                                                    One Year       5 Years      Inception
-----------------------------------------------------------------------------------------------------------
Merrill Lynch Global Utility* - Class A                               20.58%        13.74%        14.50%+
Financial Times/Standard & Poor's - Actuaries World Index**           23.04%        15.26%        13.87%
Financial Times/Standard & Poor's - Actuaries World Utility Index***  36.67%        16.30%        15.96%

Merrill Lynch Global Utility* - Class B                               20.67%        13.80%        14.20%+
Financial Times/Standard & Poor's - Actuaries World Index**           23.04%        15.26%        13.87%
Financial Times/Standard & Poor's - Actuaries World Utility Index***  36.67%        16.30%        15.96%

Merrill Lynch Global Utility* - Class C                               23.56%          N/A         18.78%++
Financial Times/Standard & Poor's - Actuaries World Index**           23.04%          N/A         16.12%
Financial Times/Standard & Poor's - Actuaries World Utility Index***  36.67%          N/A         20.67%

Merrill Lynch Global Utility* - Class D                               20.29%          N/A         18.30%++
Financial Times/Standard & Poor's - Actuaries World Index**           23.04%          N/A         16.12%
Financial Times/Standard & Poor's - Actuaries World Utility Index***  36.67%          N/A         20.67%

  * Includes sales charge.
 ** This unmanaged market capitalization-weighted Index is comprised of nearly 2,307 equities from 29 countries in 17 regions, including the United States. Past performance is not predictive of future performance.
*** This unmanaged market capitalization-weighted Index is comprised of utility stocks from any of the 24 countries that make up the Financial Times/Standard & Poor's-Actuaries World Index. Past performance is not predictive of future performance.
  + Inception date is December 28, 1990.
 ++ Inception date is October 21, 1994.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                     3

[GRAPHIC] Key Facts

UNDERSTANDING
EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

Expenses paid directly by the shareholder:

Shareholder fees -- these include sales charges which you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses -- expenses that cover the costs of operating the Fund.

Management Fee -- a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants.

Service (Account Maintenance Fees) -- fees used to compensate securities dealers for account maintenance activities.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees
(fees paid directly from your investment):               Class A      Class B(a)      Class C     Class D
-------------------------------------------------------------------------------------------------------------
    Maximum Sales Charge (Load) imposed on
    purchases (as a percentage of offering price)        4.00%(b)        None           None       4.00%(b)

    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase price
    or redemption proceeds, whichever is lower)           None(c)       4.0%(b)        1.0%(b)      None(c)

    Maximum Sales Charge (Load) imposed on
    Dividend Reinvestments                                None           None           None        None

    Redemption Fee                                        None           None           None        None

    Exchange Fee                                          None           None           None        None

    Maximum Account Fee                                   None           None           None        None

Annual Fund Operating Expenses
(expenses that are deducted from Fund
assets):

    Management Fee                                       0.60%          0.60%          0.60%       0.60%

    Distribution and/or Service (12b-1) Fees(d)          None           0.75%          0.80%       0.25%

    Other Expenses (including transfer agency fees)(e)   0.22%          0.24%          0.24%       0.22%

    Total Annual Fund Operating Expenses (f)             0.82%          1.59%          1.64%       1.07%

(a) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.
(b) Some investors may qualify for reductions in the sales charge (load).
(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(d) The Fund calls the Service Fee an "Account Maintenance Fee. "Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(e) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended November 30, 1998, the Fund paid the Transfer Agent fees totaling $377,518. The investment adviser provides accounting services to the Fund at its cost. For the fiscal year ended November 30, 1998, the Fund reimbursed the Investment Adviser $86,303 for these services.
(f) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

4                  MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                        1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class A                  $480            $651            $837           $1,373

Class B                  $562            $702            $866           $1,889

Class C                  $267            $517            $892           $1,944

Class D                  $505            $727            $967           $1,653



EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                        1 Year          3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class A                  $480            $651            $837           $1,373

Class B                  $162            $502            $866           $1,889

Class C                  $167            $517            $892           $1,944

Class D                  $505            $727            $967           $1,653


                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    5

[GRAPHIC] Details About the Fund

ABOUT THE PORTFOLIO MANAGER

Walter D. Rogers is a Senior Vice President and the portfolio manager of the Fund. Mr. Rogers has been a First Vice President of Merrill Lynch Asset Management since 1997 and a Vice President of Merrill Lynch Asset Management from 1987 to 1997. Mr. Rogers has been primarily responsible for the management of the Fund's portfolio since 1990.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Merrill Lynch Asset Management.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's goal is total return. Total return includes both capital appreciation and current income. The Fund tries to achieve its goal by investing, except during temporary defensive periods, at least 65% of its total assets in equity and debt securities issued by domestic and foreign utility companies. The Fund may invest in common stocks, bonds and preferred stock. Fund management changes its allocation among these types of investments as it sees appropriate to seek to meet the Fund's objective.

Under normal conditions, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three countries. Under normal conditions, Fund management anticipates that the Fund will invest more of its assets in U.S. securities than in securities of any other single country.

In selecting securities for the Fund's portfolio, Fund management emphasizes securities of utilities companies that have strong financial characteristics. Fund management assesses the financial strength of the utility company by considering such factors as financial resources, quality of management and overall business prospects for the utility company.

To meet its objective of current income, the Fund may invest in United States utility companies that pay higher than average dividends, but have a lesser potential for capital appreciation. The average dividend yields of common stocks issued by domestic utility companies historically have significantly exceeded those of industrial companies' common stocks.

The Fund may also look for utility companies that may prosper in a deregulated environment. Historically, utility companies have been highly regulated. Currently, there is a growing movement worldwide to deregulate utility companies, particularly electric utility and telecommunication companies, and permit competition among them. Deregulation may allow utility companies to increase their earnings at a faster rate than was allowed in a regulated environment. Deregulation presents both risks and opportunities for investors in utility company securities. For example, in recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evaluation of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being

6                  MERRILL LYNCH GLOBAL UTILITY FUND, INC.

able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

The bonds the Fund invests in generally are limited to those rated investment grade, though the Fund may invest up to 5% of its total assets in lower rated debt securities also known as junk bonds. The Fund may also invest in American Depository Receipts, European Depository Receipts, convertible securities, when-issued securities, standby commitments, repurchase agreements and illiquid securities. The Fund may also engage in securities lending.

The Fund may use derivatives, such as options and futures, to hedge against movements in interest rates, currencies and market movements.

The Fund may invest up to 35% of its assets in securities of companies that are not utility companies. Any investments outside the utility industry will be selected to meet the Fund's investment objective of capital appreciation and current income.

The Fund will normally invest a portion of its assets in short-term debt securities, such as commercial paper. Except during temporary defensive periods, the Fund's investment in short-term securities will normally not exceed 20% of its total assets. During temporary defensive periods, the Fund may invest more heavily in these securities, without limitation. Therefore, the Fund may not achieve its investment objective. The Fund may also increase its investments in these securities when Fund management is unable to find enough attractive long-term investments, to reduce exposure to equities when management believes it is advisable to do so or to meet redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns.

The Fund may use many different strategies in seeking its investment objectives and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in the Fund's Statement of Additional Information. If you would like to learn more about the Fund, request the Statement of Additional Information.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    7

[GRAPHIC] Details About the Fund

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

Sector Risk--Sector risk is the risk that the Fund's concentration in the securities of utility companies will expose the Fund to the price movements of companies in one industry more than a more broadly diversified mutual fund. Because the Fund invests primarily in one sector, there is the risk that the Fund will perform poorly during a downturn in that sector. The Fund should be considered a vehicle for diversification and should not be considered a balanced investment program by itself.

When interest rates go up, the value of securities issued by utility companies generally goes down. Although the average dividend yield of utility industry stocks historically has been higher than those of industrial companies, the total return of utility industry securities has historically underperformed those of industrial companies. In most countries and localities, the utilities industry is regulated by government entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies. Reduced profitability as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, nuclear or natural gas) and high interest costs for borrowing to finance new projects.

Stock Market and Selection Risk -- Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

     Foreign Market Risk. Because the Fund may invest a portion of its total assets in foreign securities, the Fund offers you more diversification than an investment only in the United States since prices of securities traded on foreign markets have often, though not always, moved counter to prices in the United States. Foreign security investment, however, involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the United States' securities laws do. For example, some foreign countries may have no laws or rules against insider trading (this is when a person buys or sells a company's securities based on "inside" non-public information about that company). Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

     Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities and cash in which it invests outside the United States in foreign banks and securities depositories. Certain of such foreign banks and securities depositories may be recently organized or new to the foreign custody business and/or may have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any or their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell, and hold securities in certain foreign markets than in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense to invest in foreign market reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

8                  MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Emerging Markets Risk

     The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation, or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. The are more likely to experience hyperinflation and currency devaluation, which adversely affects returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions, or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and technic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Sovereign Debt -- The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject the Fund to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its Sovereign Debt for various reasons including cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no bankruptcy proceeding by which all or part of Sovereign Debt that a government entity has not repaid may be collected.

Interest Rate Risk -- Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Credit Risk -- Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Convertibles -- Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income, as either interest (debt security convertibles) or dividends (preferred stocks). A convertible's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like regular debt securities; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of underlying common stock.

European Economic and Monetary Union ('EMU') -- A number of European countries have agreed to enter into EMU in an effort to reduce

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    9

[GRAPHIC] Details About the Fund

trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national curriencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) were redenominated in the euro. Thereafter, these securities will trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

o  If the euro, or EMU as a whole, does not take effect as planned.

o  If a participating country withdraws from EMU.

o If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency beginning with euro conversion.

Derivatives -- Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Fund may use the following types of derivative instruments including: Futures, Forwards and Options.

Derivatives are volatile and involve significant risks, including:

o Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

o Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

o Currency risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

o Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.


10                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

The Fund may use derivatives, including anticipatory hedges, for hedging purposes. The Fund may also write covered call options to enhance income. Hedging is a strategy in which the Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Borrowing and Leverage -- The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

Certain securities that the Fund buys may create leverage, including, for example, when-issued securities, forward commitments and options.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including additional details about how it invests, please see the Statement of Additional Information.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    11

Your Account [GRAPHIC]

MERRILL LYNCH SELECT PRICING(Service Mark) SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.

If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to distribution fees of 0.50% for Class B shares and 0.55% for Class C shares and account maintenance of 0.25% for both Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.

The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


12                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing(Service Mark) System.

                          Class A                   Class B                   Class C                   Class D
------------------------------------------------------------------------------------------------------------------------------
Availability              Limited to certain        Generally available       Generally available       Generally available
                          investors including:      through Merrill           through Merrill           through Merrill
                          o Current Class A         Lynch. Limited            Lynch. Limited            Lynch. Limited
                          shareholders              availability through      availability through      availability through
                          o Certain Retirement      other securities          other securities          other securities
                          Plans                     dealers.                  dealers.                  dealers.
                          o Participants in
                          certain Merrill
                          Lynch sponsored
                          programs
                          o Certain affiliates
                          of Merrill Lynch.

Initial Sales Charge?     Yes. Payable at time      No. Entire purchase       No. Entire purchase       Yes. Payable at time
                          of purchase. Lower        price is invested in      price is invested in      of purchase. Lower
                          sales charges             shares of the Fund.       shares of the Fund.       sales charges
                          available for larger                                                          available for larger
                          investments.                                                                  investments.

Deferred Sales            No. (May be charged       Yes. Payable if you       Yes. Payable if you       No. (May be charged
Charge?                   for purchases over        redeem within four        redeem within one         for purchases over
                          $1 million that are       years of purchase.        year of purchase.         $1 million that are
                          redeemed within                                                               redeemed within
                          one year.)                                                                    one year.)

Account                   No.                       0.25% Account             0.25% Account             0.25% Account
Maintenance and                                     Maintenance Fee           Maintenance Fee           Maintenance Fee
Distribution Fees?                                  0.50% Distribution        0.55% Distribution        No Distribution Fee.
                                                    Fee.                      Fee.

Conversion to             No.                       Yes, automatically        No.                       No.
Class D shares?                                     after approximately
                                                    ten years.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                   13

[GRAPHIC] Your Account

Right of Accumulation --permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

Letter of Intent -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.


Class A and Class D Shares -- Initial Sales Charge Options

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                       Dealer
                                                                    Compensation
                              As a % of         As a % of             As a % of
Your Investment             Offering Price   Your Investment*      Offering Price
---------------------------------------------------------------------------------
Less than $25,000               4.00%             4.17%                3.75%

$25,000 but less than
$50,000                         3.75%             3.90%                3.50%

$50,000 but less than
$100,000                        3.25%             3.36%                3.00%

$100,000 but less
than $250,000                   2.50%             2.56%                2.25%

$250,000 but less than
$1,000,000                      1.50%             1.52%                1.25%

$1,000,000 and over**           0.00%             0.00%                0.00%

*  Rounded to the nearest one-hundredth percent.
** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

      o  Purchases under a Right of Accumulation or Letter of Intent.
      o  Merrill Lynch Blueprint(Service Mark) Program participants.
      o  TMA(Service Mark) Managed Trusts.
      o  Certain Merrill Lynch investment or central asset accounts.
      o  Certain employer-sponsored retirement or savings plans.
      o Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.

14                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

      o Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.

      o  Certain Merrill Lynch fee-based programs.

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares -- Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.50% for Class B shares and 0.55% for Class C shares and account maintenance fees of 0.25% for both Class B and Class C shares each year under a distribution plan that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.

Class B Shares

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    15

[GRAPHIC] Your Account

               Years Since Purchase             Sales Charge*
               --------------------             -------------
                      0 - 1                        4.00%
                      1 - 2                        3.00%
                      2 - 3                        2.00%
                      3 - 4                        1.00%
                4 and thereafter                   0.00%

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

      o Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.

      o Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and group plans participating in the Merrill Lynch Blueprint Program and certain retirement plan rollovers.

      o Redemption in connection with participation in certain Merrill Lynch fee-based programs.

      o Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held.

      o Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for Federal income tax purposes.

16                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares may be reduced or waived in connection with participation in certain Merrill Lynch fee-based programs, involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    17

[GRAPHIC] Your Account

If You Want to         Your Choices                         Information Important for You to Know
----------------------------------------------------------------------------------------------------------------------------------
Buy Shares             First, select the share class        Refer to the Merrill Lynch Select Pricing table on page 15. Be sure to
                       appropriate for you                  read this prospectus carefully.

                       Next, determine the amount           The minimum initial investment for the Fund is $1,000 for all
                       of your investment                   accounts except:
                                                            o $500 for Employee Access(Service Mark) Accounts
                                                            o $250 for certain Merrill Lynch fee-based programs
                                                            o $100 for Merrill Lynch Blueprint(Service Mark) Program
                                                            o $100 for retirement plans

                                                            (The minimums for initial investments may be waived or reduced under certain circumstances.)

                       Have your Merrill Lynch              The price of your shares is based on the next calculation of net asset
                       Financial Consultant or              value after your order is placed. Any purchase orders placed within
                       securities dealer submit your        fifteen minutes after the close of business on the New York Stock
                       purchase order                       Exchange will be priced at the net asset value determined that day.
                                                            Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
                                                            Merrill Lynch may charge a processing fee to confirm a purchase.
                                                            This fee is currently $5.35.

                       Or contact the Transfer Agent        You can purchase shares by calling the Transfer Agent to request an application and making a purchase order directly to the Transfer
                                                            Agent at the address on the inside back cover of this prospectus.

Add to Your            Purchase additional shares           The minimum investment for additional purchases is $50 for all
Investment                                                  accounts except that retirement plans have a minimum additional purchase of $1.

                                                            (The minimums for additional purchases may be waived under certain circumstances.)

                       Acquire additional shares            All dividends and capital gains distributions are automatically
                       through the automatic                reinvested without a sales charge.
                       dividend reinvestment plan

                       Participate in the automatic         You may invest a specific amount on a periodic basis through certain
                       investment plan                      Merrill Lynch investment or central asset accounts.

Transfer Shares        Transfer to a participating          You may transfer your Fund shares only to another securities dealer
to Another             securities dealer                    that has entered into an agreement with Merrill Lynch. All
Securities Dealer                                           shareholder services will be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

18                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

If You Want to         Your Choices                         Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------------
Transfer Shares        Transfer to a                        You must either:
to Another             non-participating securities         o Transfer your shares to an account with the Transfer Agent; or
Securities Dealers     dealer                               o Sell your shares.
(continued)

Sell Your Shares       Have your Merrill Lynch              The price of your shares is based on the next calculation of net asset
                       Financial Consultant or              value after your order is placed. For your redemption request to be
                       securities dealer submit your        priced at the net asset value on the day of your request, you must
                       sales order                          submit your request to your dealer within fifteen minutes after that day's close of business on the New York Stock Exchange (the New
                                                            York Stock Exchange generally closes at 4:00 p.m. Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Dealers must submit redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange on the day the request was received.

                                                            Securities dealers, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.

                       Sell through the Transfer            You may sell shares held at the Transfer Agent by writing to the
                       Agent                                Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter and signatures must be guaranteed. If you hold stock certficiates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds.
                                                            This delay will usually not exceed ten days.

                                                            If you hold share certificates, they must be delivered to the Transfer
                                                            Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial Consultant for details.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    19

[GRAPHIC] Your Account

If You Want to         Your Choices                         Information Important for You to Know
-----------------------------------------------------------------------------------------------------------------------------------
Sell Shares            Participate in the Fund's            You can choose to receive systematic payments from your Fund
Systematically         Systematic Withdrawal Plan           account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you have a Merrill Lynch
                                                            CMA(Registered), CBA(Registered) or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends and other distributions automatically reinvested. For Class B and C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your
                                                            Merrill Lynch Financial Consultant for details.

Exchange Your          Select the fund into which           You can exchange your shares of the Fund for shares of many other
Shares                 you want to exchange. Be             Merrill Lynch mutual funds. You must have held the shares used in
                       sure to read that fund's             the exchange for at least 15 calendar days before you can exchange
                       prospectus                           to another fund.

                                                            Each class of Fund shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no Class A shares, you will exchange into Class D shares.

                                                            Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or D shares for shares of a fund with a higher initial sales charge than  you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or D shares for money market fund shares, you will receive Class A shares of Summit
                                                            Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                            Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

20                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

Net Asset Value -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. If an event occurs after the close of a foreign exchange that is likely to significantly affect the Fund's net asset value, "fair value" pricing may be used. This means that the Fund may value its foreign holdings at prices other than their last closing prices, and the Fund's net asset value will reflect this.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS

--------------------------------------------------------------------------------
If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.


                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                   21

Dividends -- income paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Distributions -- capital gains paid to shareholders. Distributions may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND" Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax adviser.


[GRAPHIC] Your Account

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute net investment income on a quarterly basis. The Fund attempts to pay a stable quarterly dividend. As a result, some quarters the Fund will pay a dividend of less than the full amount of investment income earned during the particular quarter, while other quarters the Fund will pay a dividend out of accumulated but previously undistributed investment income. The Fund intends to distribute all of its investment income earned each fiscal year. The Fund will distribute any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. If your account is with Merrill Lynch and you would like to receive dividends and distributions in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.

22                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

You will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains are taxed at different rates than ordinary income.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice.

Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    23

[GRAPHIC] Management of the Fund

MERRILL LYNCH ASSET MANAGEMENT
--------------------------------------------------------------------------------

Merrill Lynch Asset Management, the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Trustees. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.60% of the Fund's average daily net assets.

Merrill Lynch Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $501 billion in investment company and other portfolio assets under management as of December 1998. This amount includes assets managed for Merrill Lynch affiliates.

A Note About Year 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests, and this could hurt the Fund's investment returns.

24                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions.) This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.

                                                                                   Class A
                                              -----------------------------------------------------------------------------
                                                                       For the Year Ended November 30,
                                              -----------------------------------------------------------------------------
Increase (Decrease) In Net Asset Value:          1998+            1997+            1996+           1995           1994
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of year              $16.97           $15.09           $13.52          $12.08           $13.22

Investment income--net                             .41              .47              .50             .51              .94

Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net                                3.77             2.35             1.84            1.42            (1.57)

Total from investment operations                  4.18             2.82             2.34            1.93             (.63)

Less dividends and distributions:
   Investment income--net                         (.42)            (.49)            (.53)           (.49)            (.47)
   Realized gain on investments--net             (1.24)            (.45)            (.24)             --             (.04)

Total dividends and distributions                (1.66)            (.94)            (.77)           (.49)            (.51)

Net asset value, end of year                    $19.49           $16.97          $ 15.09          $13.52           $12.08

Total Investment Return:*

Based on net asset value per share               26.47%           19.65%           17.94%          16.34%           (4.89)%

Ratios to Average Net Assets:

Expenses                                           .82%             .82%             .84%            .91%             .86%

Investment income--net                            2.26%            2.98%            3.51%           3.73%            3.58%

Supplemental Data:

Net assets, end of year (in thousands)         $41,977          $38,825         $ 40,055         $44,775          $56,659

Portfolio turnover                                6.56%            6.23%            5.03%           2.92%           17.02%

+ Based on average shares outstanding.
* Total investment returns exclude the effects of sales loads.

                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                   25

[GRAPHIC] Management of the Fund

--------------------------------------------------------------------------------

                                                                                   Class B
                                              -----------------------------------------------------------------------------
                                                                       For the Year Ended November 30,
                                              -----------------------------------------------------------------------------
Increase (Decrease) In Net Asset Value:          1998+            1997+            1996+           1995           1994
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of year              $16.93           $15.05           $13.47          $12.04           $13.17

Investment income--net                             .27              .35              .39             .38              .74

Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net                                3.74             2.35             1.84            1.44            (1.46)

Total from investment operations                  4.01             2.70             2.23            1.82             (.72)

Less dividends and distributions:
   Investment income--net                         (.28)            (.37)            (.41)           (.39)            (.37)
   Realized gain on investments--net             (1.24)            (.45)            (.24)             --             (.04)

Total dividends and distributions                (1.52)            (.82)            (.65)           (.39)            (.41)

Net asset value, end of year                    $19.42           $16.93           $15.05          $13.47           $12.04

Total Investment Return:*

Based on net asset value per share               25.40%           18.77%           17.07%          15.38%           (5.60)%

Ratios to Average Net Assets:

Expenses                                          1.59%            1.59%            1.61%           1.68%            1.63%

Investment income--net                            1.48%            2.22%            2.74%           2.95%            2.82%

Supplemental Data:

Net assets, end of year (in thousands)        $327,589         $301,459         $335,487        $381,098         $459,185

Portfolio turnover                                6.56%            6.23%            5.03%           2.92%           17.02%

+ Based on average shares outstanding.
* Total investment returns exclude the effects of sales loads.


26                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

                                                                                   Class C
                                              -----------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                 Period
                                                                                                               October 21,
                                                              For the Year Ended November 30,                   1994+ to
                                              ------------------------------------------------------------     November 30,
Increase (Decrease) In Net Asset Value:         1998++           1997++           1996++           1995           1994
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period            $16.89           $15.03           $13.46          $12.05           $12.34

Investment income--net                             .25              .33              .38             .39              .01

Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net                                3.73             2.35             1.84            1.43             (.30)

Total from investment operations                  3.98             2.68             2.22            1.82             (.29)

Less dividends and distributions:
   Investment income--net                         (.26)            (.37)            (.41)           (.41)              --
   Realized gain on investments--net             (1.24)            (.45)            (.24)             --               --

Total dividends and distributions                (1.50)            (.82)            (.65)           (.41)              --

Net asset value, end of period                  $19.37           $16.89          $ 15.03          $13.46           $12.05

Total Investment Return:**

Based on net asset value per share               25.34%           18.66%           17.03%          15.38%           (2.35)%#

Ratios to Average Net Assets:

Expenses                                          1.64%            1.63%            1.66%           1.73%            1.60%*

Investment income-- net                           1.38%            2.07%            2.65%           2.85%            3.01%*

Supplemental Data:

Net assets, end of period (in thousands)        $7,954           $5,486           $3,325          $2,072            $ 445

Portfolio turnover                                6.56%            6.23%            5.03%           2.92%           17.02%

+  Commencement of operations.
++ Based on average shares outstanding.
#  Aggregate total investment return.
*  Annualized.
** Total investment returns exclude the effects of sales loads.


                   MERRILL LYNCH GLOBAL UTILITY FUND, INC.                    27

[GRAPHIC Management of the Fund
FINANCIAL HIGHLIGHTS (concluded)

                                                                                   Class D
                                              -----------------------------------------------------------------------------
                                                                                                                 For the
                                                                                                                  Period
                                                                                                                October 21,
                                                                       For the Year Ended November 30,            1994+ to
                                              --------------------------------------------------------------    November 30,
Increase (Decrease) In Net Asset Value:         1998++           1997++            1996++          1995            1994
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period            $16.98           $15.10           $13.55          $12.09           $12.37

Investment income--net                             .36              .43              .50             .52              .02

Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions--net                                3.77             2.35             1.79            1.40             (.30)

Total from investment operations                  4.13             2.78             2.29            1.92             (.28)

Less dividends and distributions:
   Investment income--net                         (.38)            (.45)            (.50)           (.46)              --
   Realized gain on investments--net             (1.24)            (.45)            (.24)             --               --

Total dividends and distributions                (1.62)            (.90)            (.74)           (.46)              --

Net asset value, end of period                  $19.49           $16.98          $ 15.10          $13.55           $12.09

Total Investment Return:**

Based on net asset value per share               26.09%           19.35%           17.45%          16.21%           (2.26)%#

Ratios to Average Net Assets:

Expenses                                          1.07%            1.06%            1.07%           1.15%            1.08%*

Investment income--net                            1.97%            2.70%            3.30%           3.36%            3.25%*

Supplemental Data:

Net assets, end of period (in thousands)       $11,541           $6,935           $4,365          $1,516            $ 239

Portfolio turnover                                6.56%            6.23%            5.03%           2.92%           17.02%

+  Commencement of operations.
++ Based on average shares outstanding.
#  Aggregate total investment return.
*  Annualized.
** Total investment returns exclude the effects of sales loads.


28                 MERRILL LYNCH GLOBAL UTILITY FUND, INC.

                     (This page left intentionally blank)

                     (This page left intentionally blank)

                                                  ________________________________
                                                 |                                |
                                                 |           POTENTIAL            |
                         ________________________|           INVESTORS            |________________________
                        |                        |                                |                        |
                        |                        | Open an account (two options). |                        |
                      __|__                      |________________________________|                      __|__
                      \ 1 /                                                                              \ 2 /
              _________\ /__________                                                                ______\ /_______
             |                      |                                                              |                |
 ____________|    MERRILL LYNCH     |____________                                   _______________| TRANSFER AGENT |______________
|            | FINANCIAL CONSULTANT |            |                                 |               |________________|              |
|            | OR SECURITIES DEALER |            |                                 |                                               |
|            |______________________|            |                                 |          Financial Data Services, Inc.        |
|                                                |                                 |                 P.O. Box 45289                |
| Advises shareholders on their Fund investments.|                                 |        Jacksonville, Florida 32232-5289       |
|________________________________________________|                                 |                                               |
                      /|\                                                          | Performs recordkeeping and reporting services.|
                       |                                                           |_______________________________________________|
                       |                _________________________________________________                     /|\
                       |               |                                                 |                     |
                       |               |                   DISTRIBUTOR                   |                     |
                       |               |                                                 |                     |
                       |               |         Merrill Lynch Funds Distributor,        |                     |
                       |_______________|  a division of Princeton Funds Distributor, Inc.|_____________________|
                                       |                  P.O. Box 9081                  |
                                       |         Princeton, New Jersey 08543-9081        |
                                       |                                                 |
                                       |      Arranges for the sale of Fund shares.      |
                                       |_________________________________________________|
                                                                 |
                                                                 |
             ___________                                        \|/                                     _____________
            |           |                            ________________________                          |             |
  __________|  COUNSEL  |____________               |                        |            _____________|  CUSTODIAN  |_____________
 |          |___________|            |              |        THE FUND        |           |             |_____________|             |
 |                                   |              |                        |           |                                         |
 |          Swidler Berlin           |__________    | The Board of Directors |   ________|      The Chase Manhattan Bank, N.A.     |
 |       SHEREFF FRIEDMAN, LLP       |              |   oversees the Fund.   |           |  4 Chase MetroTech Center, 18th Floor   |
 |         919 Third Avenue          |              |________________________|           |        Brooklyn, New York 11245         |
 |     New York, New York 10022      |                                                   |                                         |
 | Provides legal advice to the Fund.|             /                    \                | Holds the Fund's assets for safekeeping.|
 |___________________________________|         /                            \            |_________________________________________|
                                          /                                      \
                      ________________/_____                                   ______\_____________
                     |                      |                                 |                    |
               ______| INDEPENDENT AUDITORS |_______                 _________| INVESTMENT ADVISER |____________
              |      |______________________|       |               |         |____________________|            |
              |                                     |               |                                           |
              |        Deloitte & Touche LLP        |               |           Merrill Lynch Asset             |
              |          117 Campus Drive           |               |             Management, L.P.              |
              |  Princeton, New Jersey 08540-6400   |               |                                           |
              |                                     |               |         ADMINISTRATIVE OFFICES            |
              |        Audits the financial         |               |         800 Scudders Mill Road            |
              | statements of the Fund on behalf of |               |      Plainsboro, New Jersey 08536         |
              |          the shareholders.          |               |                                           |
              |_____________________________________|               |            MAILING ADDRESS                |
                                                                    |             P.O. Box 9011                 |
                                                                    |     Princeton, New Jersey 08543-9011      |
                                                                    |                                           |
                                                                    |            TELEPHONE NUMBER               |
                                                                    |             1-800-MER-FUND                |
                                                                    |                                           |
                                                                    | Manages the Fund's day-to-day activities. |
                                                                    |___________________________________________|



                MERRILL LYNCH GLOBAL UTILITY FUND, INC.                       31

For More Information [GRAPHIC]

Shareholder Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

Investment Company Act file #811-6180
Code #11281-0199
(Copyright)Merrill Lynch Asset Management, L.P.

                                                            [LOGO]Merrill Lynch


                                                           Merrill Lynch Global
                                                             Utility Fund, Inc.

                                                                 March __, 1999

                      STATEMENT OF ADDITIONAL INFORMATION

                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 o Phone No. (609) 282-2800

                            ------------------------

     Merrill Lynch Global Utility Fund, Inc. (the "Fund") is a diversified mutual fund seeking both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of Merrill Lynch Asset Management, L.P. (the "Investment Adviser" or "MLAM"), primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

     Pursuant to Merrill Lynch Select Pricing(Service Mark) System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(Service Mark) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                            ------------------------

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated
March   , 1999 (the "Prospectus"), which has been filed with the Securities and
Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Prospectus. The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is March   , 1999.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
Investment Objective and Policies..........................................................................      3
Other Investment Policies, Practices, and Risk Factors.....................................................      4
  Utility Industries.......................................................................................      4
Investment Outside the Utility Industries..................................................................      7
  Convertible Securities...................................................................................      8
  Foreign Investment Risk..................................................................................      9
Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions..........................     15
Options on Securities and Securities Indices...............................................................     15
  Futures..................................................................................................     16
  Foreign Exchange Transactions............................................................................     17
  Risk Factors in Options, Futures and Currency Instruments................................................     18
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.....................     18
  Additional Limitations on the Use of Strategic Instruments...............................................     19
  Investment Restrictions..................................................................................     19
  Portfolio Turnover.......................................................................................     21
Management of the Fund.....................................................................................     21
  Directors and Officers...................................................................................     21
  Compensation of Directors................................................................................     22
  Management and Advisory Arrangements.....................................................................     23
  Code of Ethics...........................................................................................     25
Purchase of Shares.........................................................................................     26
  Initial Sales Charge Alternatives--Class A and Class D Shares............................................     26
  Eligible Class A Investors...............................................................................     27
  Reduced Initial Sales Charges............................................................................     28
  Deferred Sales Charge Alternatives--Class B and Class C Shares...........................................     31
  Contingent Deferred Sales Charges--Class B Shares........................................................     31
  Contingent Deferred Sales Charges--Class C Shares........................................................     34
  Class B and C Sales Charge Information...................................................................     34
  Distribution Plans.......................................................................................     34
  Limitations on the Payment of Deferred Sales Charges.....................................................     36
Redemption of Shares.......................................................................................     37
  Redemption...............................................................................................     37
  Repurchase...............................................................................................     38
  Reinstatement Privilege--Class A and Class D Shares......................................................     38
Pricing of Shares..........................................................................................     39
  Determination of Net Asset Value.........................................................................     39
  Computation of Offering Price Per Share..................................................................     40
Portfolio Transactions and Brokerage.......................................................................     40
  Transactions in Portfolio Securities.....................................................................     40
Shareholder Services.......................................................................................     42
  Investment Account.......................................................................................     42
  Exchange Privilege.......................................................................................     42
  Fee-Based Programs.......................................................................................     44
  Retirement Plans.........................................................................................     44
  Automatic Investment Plans...............................................................................     45
  Automatic Dividend Reinvestment Plan.....................................................................     45
  Systematic Withdrawal Plan...............................................................................     45
Distributions and Taxes....................................................................................     47
  Taxes....................................................................................................     47
  Tax Treatment of Options and Futures Transactions........................................................     49
  Special Rules for Certain Foreign Currency Transactions..................................................     49
Performance Data...........................................................................................     50
General Information........................................................................................     52
  Description of Shares....................................................................................     52
  Independent Auditors.....................................................................................     52
  Custodian................................................................................................     52
  Transfer Agent...........................................................................................     53
  Legal Counsel............................................................................................     53
  Reports to Shareholders..................................................................................     53
  Shareholder Inquiries....................................................................................     53
  Additional Information...................................................................................     53
Financial Statements.......................................................................................     53
Appendix...................................................................................................    A-1

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund is a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. This objective is a fundamental policy, which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the Fund's investment objective will be achieved.

     The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in equity and debt securities issued by domestic and foreign companies in the utilities industries. The Fund is permitted to invest up to 35% of its assets in the securities of issuers that are outside the utilities industries. The Fund reserves the right to hold, as a temporary defensive measure or as a reserve for redemptions, short-term U.S. Government securities, money market securities, including repurchase agreements, or cash in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. Except during temporary defensive periods, such securities or cash will not exceed 20% of its total assets. Under normal circumstances, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three countries, one of which may be the United States, although the Investment Adviser expects the Fund's portfolio to be more geographically diversified. Under normal conditions, it is anticipated that the percentage of assets invested in U.S. securities will be higher than that invested in securities of any other single country. It is possible that at times the Fund may have 65% or more of its total assets invested in foreign securities. Certain foreign investments may be subject to foreign withholding taxes. Investors generally will be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States income taxes if more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities in foreign corporations.

     The Fund will invest in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt securities. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Investment Adviser's judgment of the extent to which investments in each category will contribute to meeting the Fund's investment objective. Fixed income securities in which the Fund will invest generally will be limited to those rated investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's") (i.e., securities rated at least BBB by S&P or Baa by Moody's), or deemed to be of equivalent quality in the judgment of the Investment Adviser. Securities rated Baa by Moody's are described by it as having speculative characteristics and, according to S&P, fixed income securities rated BBB normally exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. The Fund's commercial paper investments at the time of purchase will be rated "A-1" or "A-2" by S&P or "Prime-1" or "Prime-2" by Moody's or, if not rated, will be of comparable quality as determined by the Investment Adviser. The Fund may also invest up to 5% of its total assets at the time of the purchase in fixed income securities rated below investment grade by S&P or Moody's, or in unrated fixed income securities which, in the judgment of the manager possess similar credit characteristics as fixed income securities rated investment grade or fixed income securities rated below investment grade (commonly known as "junk bonds"). The fund will not invest in any fixed income securities with a rating lower than Caa by Moody's or CCC by S&P. The Fund may, but need not, dispose of any security if it is subsequently downgraded. For a description of ratings of debt securities see the Appendix.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial and brokerage costs, are higher.

     The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The Fund may invest in ADRs and EDRs through both sponsored and unsponsored arrangements. In a sponsored ADR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas in an unsponsored arrangement the foreign issuer assumes no obligations and the depository's transaction fees are paid by the ADR or EDR holders. Foreign issuers in respect of whose securities unsponsored ADRs or EDRs have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored ADRs or EDRs are traded and, therefore, there may not be a correlation between such information and the market value of such securities.

     A change in prevailing interest rates is likely to affect the Fund's net asset value because prices of debt and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

     The Fund may engage in various portfolio strategies to hedge its portfolio against movements in the securities markets and exchange rates between currencies by the use of options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Portfolio Strategies Involving Options, Futures and Foreign Exchange Transactions."

     Because of its emphasis on securities of companies in the utilities industries, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such securities including the risk of a loss of principal.
             OTHER INVESTMENT POLICIES, PRACTICES, AND RISK FACTORS

UTILITY INDUSTRIES

     Under normal circumstances, the Fund will invest at least 65% of its total assets in common stock (including preferred or debt securities convertible into common stocks), debt securities and preferred stocks of domestic and/or foreign companies in the utility industries. To meet its objective of current income, the Fund may invest in domestic utility companies that pay higher than average dividends, but have a lesser potential for capital appreciation. The average dividend yields of common stocks issued by domestic utility companies historically have significantly exceeded those of industrial companies' common stocks. For certain periods, the total return of utility companies' securities has underperformed that of industrial companies' securities. There can be no assurance that positive relative returns on utility securities will occur in the future. To meet its objective of capital appreciation, the Fund may invest in foreign utility companies which pay lower than average dividends, but have a greater potential for capital appreciation.

     The utility companies in which the Fund will invest include companies which are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

     Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

     Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

     The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Investment Adviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Investment Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

     Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to that in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the U.S., generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary, from country to country and may evolve in ways different from regulation in the United States.

     The Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, the Investment Adviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

     The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Investment Adviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

     Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

     The construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

     In October 1993, S&P stiffened its debt-ratings formula for the electric utility industry, stating that the industry is in long-term decline. In addition, Moody's stated that it expected a drop in the next three years in its average credit ratings for the industry. Reasons set forth for these outlooks included slowing demand and increasing cost pressures as a result of competition from rival providers. Subsequent to that time, these rating agencies have noted that, as a whole, electric utility companies have been taking positive steps to reduce costs through operational efficiencies, limits on capital expenditures and the use of excess cash flow to reduce debt. Nevertheless, both agencies indicate that the changes occurring in the industry present pressures on credit quality from the uncertainties that exist or are increasing. Moreover, the rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable tougher ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

     Currently, several states are considering deregulation proposals. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets" which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

     Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

     In February 1996, the Telecommunications Act of 1996 became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

     Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Investment Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation.

     Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Investment Adviser, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Investment Adviser believes that favorable investment opportunities may result from consolidation of this segment.

     There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

                   INVESTMENT OUTSIDE THE UTILITY INDUSTRIES

     As noted above, the Fund is permitted to invest up to 35% of its assets in securities of issuers that are outside the utility industries. Such investments may include common stocks, debt securities or preferred stocks and will be selected to meet the Fund's investment objective of both capital appreciation and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to utility industries and, therefore, may be subject to similar risks. Securities that are issued by foreign companies or are denominated in foreign currencies are subject to the risks outlined below.

     The Fund is also permitted to invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Such investments may be backed by the "full faith and credit" of the United States, including U.S. Treasury bills, notes and bonds as well as certain agency securities and mortgage-backed securities issued by the Government National Mortgage Associates ("GNMA"). The guarantees on these securities do not extend to the securities' yield or value or to the yield or value of the Fund's shares. Other investments in agency securities are not necessarily backed by the "full faith and credit" of the United States, such as certain securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, and the Farm Credit Bank.

     The Fund may invest in securities issued or guaranteed by foreign governments. Such securities are typically denominated in foreign currencies and are subject to the currency fluctuation and other risks of foreign securities investments outlined above. See "Risks and Special Considerations." The foreign government securities in which the Fund intends to invest generally will consist of obligations supported by national, state or local governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank.

     Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Economic Community. Debt securities of quasi-governmental agencies are issued by entities owned by either a national or local government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national or local governmental instrumentalities including quasi-governmental agencies. Foreign government securities will not be considered government securities for purposes of determining the Fund's compliance with diversification and concentration policies.

CONVERTIBLE SECURITIES

     Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The characteristics of convertible securities make them appropriate investments for an investment company seeking both capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

     Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

FOREIGN INVESTMENT RISK

     European Economic and Monetary Union ("EMU"). For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants as of January 1, 1999, and was implemented over the weekend January 1, 1999 through January 3, 1999 ("conversion weekend"). Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) were redenominated in the euro, and thereafter, were listed, traded, and make dividend and other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will be implemented but not completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time after the conversion weekend by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

     When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when-issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Illiquid or Restricted Securities. The Fund may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are not registered ("restricted securities.") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either (i) freely tradable in their primary markets offshore or (ii) non-investment grade debt securities that the Fund's management determines are as liquid as publicly registered non-investment grade debt securities. The Board of Directors has adopted guidelines and delegated to the Fund's management the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund's yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

     Junk Bonds. Fixed income securities in which the Fund will invest generally will be limited to those rated investment grade; that is, rated in one of the four highest rating categories by S&P or Moody's (i.e., securities rated at least BBB by S&P or Baa by Moody's), or deemed to be of equivalent quality in the judgment of the Investment Adviser. The Fund is authorized to invest up to 5% of its total assets at the time of purchase in junk bonds.

     Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high-risk investments that may cause income and principal losses for the Fund. The major risk in junk bond investments include:

     Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

     The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

     Junk bonds are frequently ranked junior in claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

     Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems the junk bonds the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

     Junk bonds may be less liquid than higher rated fixed-income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing junk bonds than in the case with securities trading in a more liquid market.

     The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate a new terms with a defaulting issuer.

     Investments in junk bonds will be made only when, in the judgment of the Investment Adviser, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. The Fund will not invest in debt securities in the lowest rating categories (CC or lower for S&P or Ca or lower for Moody's) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings.

     Borrowing and Leverage. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

                PORTFOLIO STRATEGIES INVOLVING OPTIONS, FUTURES
                       AND FOREIGN EXCHANGE TRANSACTIONS

     The Fund is authorized to use certain derivative instruments, including options and futures, and to purchase and sell foreign exchange, as described below.

     Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Instruments"), the Investment Adviser believes that, because the Fund will (i) use derivatives to enhance income only through writing covered options on portfolio securities and (ii) engage in any other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity, debt or currency markets occur.

                  OPTIONS ON SECURITIES AND SECURITIES INDICES

     Purchasing Options. The Fund is authorized to purchase put options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio for hedging purposes. The Fund may also purchase put options on U.S. Treasury Securities for the purpose of hedging its portfolio of interest rate sensitive equity securities against the adverse effects of anticipated movements in interest rates. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. The Fund will not purchase put options on securities or securities indices if, as a result of such purchase, the aggregate cost of all outstanding options on securities and securities indices held by the Fund would exceed 5% of the market value of the Fund's total assets.

     The Fund is also authorized to purchase call options on securities held in its portfolio on which it has written call options, securities it intends to purchase or securities indices the performance of which substantially replicates the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

     The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Covered Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially correlated to securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write call options on securities to earn income, through the receipt of option premiums; the Fund may write call options on securities indices for hedging purposes. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

     The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options--for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

     The Fund is also authorized to sell call options in connection with closing out call options it has previously purchased.

     Other than with respect to closing transactions, the Fund will only write call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially replicate the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in the options on securities or securities indices described above on U.S. and foreign exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions" below.

FUTURES

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool operator" under regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS

     The Fund may engage in spot and forward foreign exchange transactions, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund will not enter into a forward contract with a term of more than one year.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions" below.

     The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will enter into a cross hedge only if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged. The Fund may not incur potential net liabilities with respect to currency or securities positions, including net liabilities with respect to cross-currency hedges, of more than 33 1/3% of its total assets from foreign currency options, futures or related options and forward currency transactions. The Fund will not necessarily attempt to hedge all of its foreign portfolio positions.

     Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN OPTIONS, FUTURES AND CURRENCY INSTRUMENTS

     Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments. This risk applies particularly to the Fund's use of cross-hedging, which means that the security which is the subject of the hedged transaction is different from the security being hedged.

     The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

     Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses which exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

                  ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS;
                   LIMITATIONS ON THE USE OF OTC DERIVATIVES

     Certain Strategic Instruments traded in OTC markets, including indexed securities and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the securities underlying OTC call options currently outstanding which have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

     Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

     The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the utilities industry.

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Directors without approval by the shareholders. Under the non-fundamental investment restrictions, the Fund may not:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

          d. Notwithstanding fundamental restriction (7) above, borrow amounts in excess of 10% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings exceed 5% of its total assets.

     The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the total assets of the Fund taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     In addition, to comply with tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements.

     Because of the affiliation of the Investment Adviser with the Fund, the Fund is prohibited from engaging in certain transactions involving the Investment Adviser's affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings that are not registered under the Securities Act in which such firms or any of their affiliates participate as an underwriter or dealer.

PORTFOLIO TURNOVER

     While the Fund generally does not expect to engage in trading for short-term gains, the Investment Adviser will effect portfolio transactions without regard to a holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors, executive officers and portfolio Investment Adviser of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of the portfolio Investment Adviser and of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (66)--President and Director(1)(2)--Chairman of the Investment Adviser and Fund Asset Management, L.P. ("FAM") (which terms as used herein includes their corporate predecessors) since 1997; President of the Investment Adviser and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     RONALD W. FORBES (58)--Director(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989.

     CYNTHIA A. MONTGOMERY (46)--Director(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

     CHARLES C. REILLY (67)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

     KEVIN A. RYAN (66)--Director(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

     RICHARD R. WEST (60)--Director(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander's Inc. (real estate company).

     TERRY K. GLENN (58)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     NORMAN R. HARVEY (65)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982; Senior Vice President of Princeton Services since 1993.

     WALTER D. ROGERS (56)--Senior Vice President and Portfolio Investment Adviser(1)(2)--First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser since 1987.

     DONALD C. BURKE (38)--Vice President(1)(2)--First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.

     GERALD M. RICHARD (49)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of Princeton Funds Distributor, Inc. since 1981 and Treasurer thereof since 1984.

     THOMAS D. JONES, III (33)--Secretary(1)--Attorney with the Investment Adviser since 1992; Lawyer in private practice from 1990 to 1992.
------------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of other investment companies for which the Investment Adviser or FAM acts as investment adviser or manager.

     As of January 1, 1999, the officers and Directors of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co., and owned an aggregate of less than 1% of the outstanding shares of the Fund.

COMPENSATION OF DIRECTORS

     The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") a fee of $2,000 per year plus $400 per meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, with a fee of

$900 per year. The Fund pays the Chairman of the Committee an additional fee of $1,000 per year. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

     The following table sets forth the compensation earned by non-affiliated Directors from the Fund for the fiscal year ended November 30, 1998 and the aggregate compensation paid to non-affiliated Directors from all registered investment companies advised by MLAM and its affiliate FAM, ("MLAM/FAM Advised Funds") for the calendar year ended December 31, 1998.

                                                                                       TOTAL
                                                                                   COMPENSATION
                                             AGGREGATE         PENSION OF          FROM FUND AND
                                           COMPENSATION    RETIREMENT BENEFIT        MLAM/FAM
                                             FROM THE        ACCRUED AS PART       ADVISED FUNDS
DIRECTOR                                       FUND          OF FUND EXPENSE     PAID TO DIRECTOR(1)
----------------------------------------   ------------    ------------------    -------------------
Ronald W. Forbes........................      $4,500              None                 153,500
Cynthia A. Montgomery...................      $4,500              None                 153,500
Charles C. Reilly.......................      $5,500              None                 313,000
Kevin A. Ryan...........................      $4,500              None                 153,500
Richard R. West.........................      $4,500              None                 299,000

------------------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows:
    Mr. Forbes (34 registered investment companies consisting of 47 portfolios); Ms. Montgomery (34 registered investment companies consisting of 47 portfolios); Mr. Reilly (53 registered investment companies consisting of 66 portfolios); Mr. Ryan (34 registered investment companies consisting of 47 portfolios); and Mr. West (55 registered investment companies consisting of 80 portfolios).

     Directors of the Fund, members of the Boards of other MLAM/FAM advised Funds, ML & Co. and its subsidiaries (the term "subsidiaries,"when used herein with respect to ML & Co., includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Management Services. The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

     Management Fee. The Fund has entered into a management agreement with the Investment Adviser (the "Management Agreement"). As discussed in the Prospectus, the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the Fund's average daily net assets. The table below sets forth information about the total investment advisory fees paid by the Fund to the Investment Adviser for the periods indicated.


FISCAL YEAR ENDED NOVEMBER 30,                                 INVESTMENT ADVISORY FEE
------------------------------------------------------------   -----------------------
1998........................................................         $ 2,230,556
1997........................................................         $ 2,188,667
1996........................................................         $ 2,463,017

     Payment of Fund Expenses. The Management Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of their affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the Custodian, any Sub-custodian and Transfer Agent; expenses of redemption of shares; Commission fees; expenses of registering or qualifying the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. As required by the Distribution Agreements, the Distributor will pay certain of the expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the offering of the Fund's Class B, Class C and Class D shares will be financed by the Fund pursuant to each class's respective Distribution Plan in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares."

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co., and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Management Agreement.

     Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per Class A or Class D account and $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer

Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of the fee will commence the month following the month the account is closed. At the end of the calendar year, no further fee will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co.

     Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing System: shares of Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund, and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Merrill Lynch Select Pricing(Service Mark) System is used by more than 50 registered investment companies advised by the Investment Adviser or its affiliate, FAM. Funds advised by the Investment Adviser or FAM that use the Merrill Lynch Select Pricing(Service Mark) System are referred to herein as "Select Pricing Funds."

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

     Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase
Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act of 1940, but does not include purchases of any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

ELIGIBLE CLASS A INVESTORS

     Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares, including participants in the Merrill Lynch Blueprint(Service Mark) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(Service Mark) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM/FAM advised Funds. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

     Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

                  CLASS A AND CLASS D SALES CHARGE INFORMATION

                                                     CLASS A SHARES
------------------------------------------------------------------------------------------------------------------------
                                                    GROSS SALES    SALES CHARGES    SALES CHARGES    CDSCS RECEIVED ON
                                                      CHARGES       RETAINED BY        PAID TO         REDEMPTION OF
FOR THE FISCAL YEAR ENDED NOVEMBER 30,               COLLECTED      DISTRIBUTOR     MERRILL LYNCH    LOAD-WAIVED SHARES
-------------------------------------------------   -----------    -------------    -------------    -------------------
1998.............................................     $ 3,430          $ 236           $ 3,194                0
1997.............................................     $ 4,317          $ 311           $ 4,006                0
1996.............................................     $ 6,768          $ 610           $ 6,158                0

                                                     CLASS D SHARES
------------------------------------------------------------------------------------------------------------------------
                                                    GROSS SALES    SALES CHARGES    SALES CHARGES    CDSCS RECEIVED ON
                                                      CHARGES       RETAINED BY       PAID TO          REDEMPTION OF
FOR THE FISCAL YEAR ENDED NOVEMBER 30,               COLLECTED      DISTRIBUTOR     MERRILL LYNCH    LOAD-WAIVED SHARES
-------------------------------------------------   -----------    -------------    -------------    -------------------
1998.............................................     $ 6,363         $   592          $ 5,771                0
1997.............................................     $12,792         $ 1,670          $11,122                0
1996.............................................     $17,277         $ 1,510          $15,767                0

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

REDUCED INITIAL SALES CHARGES

     Reinvested Dividends and Capital Gains. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant record keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the

Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Merrill Lynch Blueprint(Service Mark) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(Service Mark) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (I.E., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into an IRA Rollover Program Service Agreement.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(Service Mark) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMA(Service Mark) Managed Trusts. Class A shares are also offered to TMA(Service Mark) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Employee Access(Service Mark) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(Service Mark) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

     Purchase Privileges of Certain Persons. Directors of the Fund, members of the Boards of other MLAM/FAM advised Funds, ML & Co., and its subsidiaries and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual funds and that such shares have been outstanding for a period of no less than 6 months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(Service Mark) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional
Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exceptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares--Determination of Net Asset Value" below.

     Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

     Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:


  YEAR SINCE                                                                      CDSC AS A PERCENTAGE
   PURCHASE                                                                         OF DOLLAR AMOUNT
 PAYMENT MADE                                                                      SUBJECT TO CHARGE
--------------                                                                    --------------------
    0-1..........................................................................            4.0%
    1-2..........................................................................            3.0%
    2-3..........................................................................            2.0%
    3-4..........................................................................            1.0%
    4 and thereafter.............................................................            None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     As discussed in the prospectus under "Merrill Lynch Select
Pricing(Service Mark) System--Class B Shares", while Class B shares redeemed within four years of purchase and subject to a CDSC under most circumstances, the charge may be reduced or waived in certain instances. These include certain post-retirement withdrawals from an IRA or other retirement plan or redemption of Class B shares in certain circumstances following the death of a Class B shareholder. In the case of such withdrawal, reduction or waiver applies to: (a) any partial or complete redemptions in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy), or any redemption resulting from the tax free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested

     The charge may also be also reduced or waived in other instances, such as:
(c) redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint(Service Mark) Program; (d) any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(Service Mark) Account available through employers providing eligible 401(k) plans; (e) any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption; (f) any Class B shares purchased within qualifying Employee Access(Service Mark) Accounts; (g) redemptions in connection with participation in certain fee-based programs (see "Shareholder Services--Fee-Based Programs"); or (h) withdrawals through the Merrill Lynch Systematic Withdrawal Plan up to 10% per year of the

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

     Merrill Lynch Blueprint(Service Mark) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The
Blueprint(Service Mark) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after the initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The conversion period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed or purchases of Class B shares ("Class B Retirement Plans"). When the first share of any Select Pricing Fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between Select Pricing Funds and the Class B Retirement Plan was established), all Class B shares of all Select Pricing Funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

     Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

CLASS B AND CLASS C SALES CHARGE INFORMATION

                                  CLASS B SHARES*
------------------------------------------------------------------------------------
                                                     CDCSS RECEIVED    CDCSS PAID TO
FOR THE FISCAL YEAR ENDED NOVEMBER 30,               BY DISTRIBUTOR    MERRILL LYNCH
--------------------------------------------------   --------------    -------------
1998..............................................      $ 94,017         $  94,017
1997..............................................      $348,548         $ 348,548
1996..............................................      $754,651         $ 754,651

------------------
* Additional Class B CDSCs payable to the Distributor with respect to the fiscal years ended November 30, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                   CLASS C SHARES
------------------------------------------------------------------------------------
                                                     CDCSC RECEIVED    CDCSC PAID TO
FOR THE FISCAL YEAR ENDED NOVEMBER 30,               BY DISTRIBUTOR    MERRILL LYNCH
--------------------------------------------------   --------------    -------------
1998..............................................      $  1,827          $ 1,827
1997..............................................      $  1,002          $ 1,002
1996..............................................      $  1,659          $ 1,659

     Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the ongoing distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

     The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55% respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to Financial Consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and
Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     As of December 31, 1997, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $3,654,000 (1.18% of Class B net assets at that date). As of November 30, 1998, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $12,799,789 (3.91% of Class B net assets at that date). As of December 31, 1997, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated revenues by approximately $45,000 (0.78% of Class C net assets at that date). As of November 30, 1998, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $73,282 (0.92% of Class C net assets at that date).

     For the fiscal year ended November 30, 1998, the Fund paid the Distributor $2,367,413 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately
$313.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended November 30, 1998, the Fund paid the Distributor $50,011 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately
$6.2 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended November 30, 1998, the Fund paid the Distributor $21,678 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately
$8.6 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of November 30, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule, and with respect to Class B shares only, the Distributor's voluntary maximum. Class C Shares have no Distributor's voluntary maximum.

                                                             DATA CALCULATED AS OF NOVEMBER 30, 1998
                              -----------------------------------------------------------------------------------------------------
                                                                         (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                          ALLOWABLE       MAXIMUM          AMOUNTS                    DISTRIBUTION
                              ELIGIBLE                   INTEREST ON      AMOUNT         PREVIOUSLY      AGGREGATE      FEE AT
                               GROSS       AGGREGATE       UNPAID       PAYABLE TO         PAID TO        UNPAID      CURRENT NET
                              SALES(1)   SALES CHARGES   BALANCE(2)    DISTRIBUTOR(3)   DISTRIBUTOR(3)    BALANCE    ASSET LEVEL(4)
                              --------   -------------   -----------   --------------   --------------   ---------   --------------
CLASS B SHARES
Under NASD Rule as Adopted... $657,380      $41,086        $19,100        $ 60,186         $ 17,707       $42,479        $1,638
Under Distributor's Voluntary
  Waiver..................... $657,380      $41,086        $ 3,287        $ 44,373         $ 17,707       $26,666        $1,638
CLASS C SHARES
Under NASD Rule as Adopted... $  8,016      $   501        $    99        $    600         $     90       $   510        $   44

------------------
(1) Purchase price of all eligible Class B shares sold since December 28, 1990 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.
                                             (Footnotes continued on next page)

(Footnotes continued from previous page)

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0% as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made prior to July 6, 1993 under a prior plan applicable to Class B shares at the 0.75% rate, 0.50% has been treated as a distribution fee and 0.25% has been treated as a service fee and not subject to the NASD maximum sales charge rule. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(Service Mark)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at any such time.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     Shares are redeemable at the option of the Fund, if in the opinion of the Fund, ownership of the shares has or may become concentrated to the extent that would cause the Fund to be deemed a personal holding company within the meaning of the Code.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (E.G., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (E.G., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

     The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     Net asset value per share is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor are accrued daily.

     The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes. The Fund employs Merrill Lynch Securities Pricing(Service Mark) Service ("MLSPS"), an affiliate of the Investment
Adviser, to provide certain securities prices for the Fund. The Fund did not pay any fees to MLSPS for the fiscal year ended November 30, 1998.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund, including valuations furnished by a pricing service retained by the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

COMPUTATION OF OFFERING PRICE PER SHARE

     The offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding as of November 30, 1998, is calculated as set forth below.

                                                        CLASS A         CLASS B        CLASS C       CLASS D
                                                       -----------    ------------    ----------    -----------
Net Assets..........................................   $41,976,251    $327,589,198    $7,954,246    $11,540,996
                                                       -----------    ------------    ----------    -----------
                                                       -----------    ------------    ----------    -----------
Number of Shares Outstanding........................     2,154,163      16,864,386       410,544        592,072
                                                       -----------    ------------    ----------    -----------
                                                       -----------    ------------    ----------    -----------
Net Asset Value Per Share (net
  assets divided by number of
  shares outstanding)...............................   $     19.49    $      19.42    $    19.37    $     19.49
Sales Charge (for Class A and
  Class D shares: 4.00% of offering
  price (4.17% of net asset value
  per share))*......................................          0.81              --**          --**         0.81
                                                       -----------    ------------    ----------    -----------
Offering Price......................................   $     20.30    $      19.42    $    19.37    $     20.30
                                                       -----------    ------------    ----------    -----------
                                                       -----------    ------------    ----------    -----------

------------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Purchase of Shares--Merrill Lynch Select Pricing(Service Mark) System" and "Deferred Sales Charge Alternatives--Contingent Deferred Sales Charges--Class B Shares" and "Contingent Deferred Sales Charges--Class C Shares" herein.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. [Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely trading securities.]

     Subject to obtaining the best price and execution, broker-dealers who provide supplemental investment research (such as assessments and analyses of the business or prospects of a company, industry or economic sector) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Management Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will be benefitted by supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker-dealer furnishing such services which are in excess of commissions which another broker-dealer may have charged for effecting the same transaction. Supplemental investment research obtained from such broker-dealers might be used by the Investment Adviser in servicing all of its accounts and all such research might not be used by the Investment Adviser in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     For the fiscal year ended November 30, 1998, brokerage commissions paid to Merrill Lynch aggregated $31,045 which comprised 13.09% of the Fund's aggregate brokerage commissions paid and involved 11.55% of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch during the year. For the fiscal year ended November 30, 1997, brokerage commissions paid to Merrill Lynch aggregated $29,245, which comprised 13.38% of the Fund's aggregate brokerage commissions paid and involved 11.04% of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch during the year. For the fiscal year ended November 30, 1996, brokerage commissions paid to Merrill Lynch aggregated $5,724, which comprised 2.28% of the Fund's aggregate brokerage commissions paid and involved 2.56% of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch during the year. Aggregate brokerage commissions paid by the Fund are set forth in the following table:

                                                                               BROKERAGE
                                                                               COMMISSIONS
FISCAL YEAR ENDED NOVEMBER 30,                                                    PAID
----------------------------------------------------------------------------   -----------
1998........................................................................    $ 237,183
1997........................................................................    $ 218,531
1996........................................................................    $ 251,065

     Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or FAM.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in its shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch. Certain of these services are available only to United States investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends, and capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration in the new brokerage firm's name.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class A and Class D Shares. Under the Merrill Lynch Select Pricing(Service Mark) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase
Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit, a series of Financial Institution Series Trust, a money market fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

     Exchanges of Class B and Class C Shares. Each Select Pricing Fund with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C Shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B or Class C shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange
Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Special Value Fund Class B shares for more than five years.

     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with commencement of participation in the MFA program, I.E., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program. Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised mutual funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at (1-800-MER-FUND) or 1-(800)-637-3863.

RETIREMENT PLANS

     Individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

     Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that if the firm to which the retirment account is being transferred will not take delivery of shares of the Fund, the shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C, or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA(Registered) or CBA(Registered) account may arrange to have periodic investments of amounts of $100 or more ($1 or more for retirement accounts), made in the fund through the CMA(Registered) or CBA(Registered) Automatic Investment Program from his or her CMA(Registered) or CBA(Registered) account or from certain related accounts.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Unless specific instructions are given as to the method of payment, dividends and capital gains distributions will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends and distributions. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Shareholders may, at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will be automatically reinvested in additional shares). Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account of Class A, Class B, Class C or Class D shares by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE on the first, second, third, or fourth Monday of each month or the first, second, third, or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, a shareholder must make a new election to join the systematic withdrawal plan with respect to the Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Conversion of Class B Shares to Class D Shares." If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(Registered), CBA(Registered) Account or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(Registered) or CBA(Registered) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third, or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(Registered) or CBA(Registered) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(Registered) or CBA(Registered) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

     Capital gains and ordinary income received in each of the retirement plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

                            DISTRIBUTIONS AND TAXES

     All or a portion of the Fund's net investment income will be declared and paid as dividends quarterly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in any particular period in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by the Fund for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, it is the Fund's intention to distribute during any fiscal year all its net investment income. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the taxable year. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. See "Shareholder Services--Automatic Dividends Program" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value."

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     In order to qualify, the Fund must among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other RICs, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer; and (iv) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including gains from certain transactions in futures and options) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.

     The portion of the Fund's ordinary income dividends which is attributable to dividends received by the Fund from U.S. corporations (other than dividends received on preferred stock of public utilities) may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction between the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission exemptive order permitting the issuance and sale of multiple classes of stock) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

     Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a date in such a month, then such dividend or distribution will be treated for tax purposes as being paid on December 31, and will be taxable to its shareholders on December 31 of the year in which the dividend was declared.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding taxes.

     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will required to include their proportionate share of such withholding taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain restrictions, and the shareholder and the Fund satisfying certain holding period requirements, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the classes of shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. Foreign tax credits cannot be claimed by certain retirement accounts. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months.

     Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced (whether through the automatic reinvestment of dividends or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). If a shareholder exercises his exchange privilege within 90 days of acquiring Class A shares of the Fund to acquire shares in a second fund ("New Fund"), then the loss he can recognize on the exchange will be reduced (or the gain increased) to the extent the charge paid to the Fund reduces any charge he would have owed upon purchase of the shares of the New Fund in the absence of the exchange privilege. Instead, such charge will be treated as an amount paid for the New Fund shares.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.


TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell options or futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under
Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures. Similarly, Code Section 1091, which deals with "wash sales," may cause the Fund to postpone recognition of certain losses for tax purposes; Code Section 1258, which deals with "conversion transactions," may apply to recharacterize certain capital gains as ordinary income for tax purposes, and Code Section 1259, which deals with "constructive sales" of appreciated financial positions (e.g., stock), may treat the Fund as having recognized income before the time that such income is economically recognized by the Fund.


SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be treated as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address state and local taxation. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions and gains on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations.

     Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses may be deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

      Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

     The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to the Financial Times--Actuaries World Index, Financial Times--Actuaries Utility Index, Standard & Poor's 500 Index, the Value Line Composite Index or the Dow Jones Industrial Average, other market indices, to data contained in publications such as Lipper Analytical Services, Inc., or performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performances of the Fund and the index, such as standard deviation and beta. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

     Set forth below is total return and yield information for Class A, Class B, Class C, and Class D shares of the Fund for the periods indicated.

                                                 CLASS A SHARES                              CLASS B SHARES
                                    -----------------------------------------   -----------------------------------------
                                                           REDEEMABLE VALUE OF                         REDEEMABLE VALUE OF
                                       EXPRESSED AS A        A HYPOTHETICAL        EXPRESSED AS A         A HYPOTHETICAL
                                    PERCENTAGE BASED ON A  $1,000 INVESTMENT     PERCENTAGE BASED ON A  $1,000 INVESTMENT
                                     HYPOTHETICAL $1,000     AT THE END OF        HYPOTHETICAL $1,000     AT THE END OF
PERIOD                                   INVESTMENT            THE PERIOD             INVESTMENT           THE PERIOD
------                              --------------------- -------------------   --------------------- -------------------
                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended November 30, 1998....         21.41 %           $1,214.10                21.40 %            $1,214.00
Five Years Ended November 30,
  1998..............................         13.65 %           $1,895.80                13.69 %            $1,899.10
Inception (December 28, 1990) to
  November 30, 1998.................         13.96 %           $2,816.40                13.66 %            $2,758.30

                                                                     ANNUAL TOTAL RETURN
                                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended November 30, 1998........         26.47 %           $1,264.70                25.40 %            $1,254.00
Year Ended November 30, 1997........         19.65 %           $1,196.50                18.77 %            $1,187.70
Year Ended November 30, 1996........         17.94 %           $1,179.40                17.07 %            $1,170.70
Year Ended November 30, 1995........         16.34 %           $1,163.40                15.38 %            $1,153.80
Year Ended November 30, 1994........         (4.89)%           $  951.10                (5.60)%            $  944.00
Year Ended November 30, 1993........         21.80 %           $1,218.00                20.86 %            $1,208.60
Year Ended November 30, 1992........         10.05 %           $1,100.50                 9.20 %            $1,092.00
Inception (December 28, 1990) to
  November 30, 1991.................         10.83 %           $1,108.30                10.05 %            $1,100.50

                                                                   AGGREGATE TOTAL RETURN
                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (December 28, 1990) to
  November 30, 1998.................        181.64 %           $2,816.40               175.83 %            $2,758.30

                                                 CLASS C SHARES                              CLASS D SHARES
                                    -----------------------------------------   -----------------------------------------
                                                          REDEEMABLE VALUE OF                         REDEEMABLE VALUE OF
                                       EXPRESSED AS A        A HYPOTHETICAL        EXPRESSED AS A        A HYPOTHETICAL
                                    PERCENTAGE BASED ON A   $1,000 INVESTMENT   PERCENTAGE BASED ON A   $1,000 INVESTMENT
                                    HYPOTHETICAL $1,000      AT THE END OF       HYPOTHETICAL $1,000      AT THE END OF
PERIOD                                   INVESTMENT           THE PERIOD              INVESTMENT           THE PERIOD
------                              --------------------- -------------------   --------------------- -------------------
                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended November 30, 1998....         24.34 %           $1,243.40                21.05 %            $1,210.50
Inception (October 21, 1994) to
  November 30, 1998.................         17.81 %           $1,961.10                17.31 %            $1,927.10

                                                                     ANNUAL TOTAL RETURN
                                                        (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended November 30, 1998........         25.34 %           $1,253.40                26.09 %            $1,260.90
Year Ended November 30, 1997........         18.66 %           $1,186.60                19.35 %            $1,193.50
Year Ended November 30, 1996........         17.03 %           $1,170.30                17.45 %            $1,174.50
Year Ended November 30, 1995........         15.38 %           $1,153.80                16.21 %            $1,162.10
Inception (October 21, 1994) to
  November 30, 1994.................         (2.35)%           $  976.50                (2.26)%            $  977.40
                                                                   AGGREGATE TOTAL RETURN
                                                        (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  November 30, 1998.................         96.11 %           $1,961.10                92.71 %            $1,927.10

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on September 26, 1990. It has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses relating the distribution of such shares and the account maintenance fee and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540 has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     The Chase Manhattan Bank, N.A., 4 Metro Tech Center, 18th Floor, Brooklyn, NY 11245, acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

LEGAL COUNSEL

     Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on November 30 of each year. The Fund sends to its shareholders at least quarterly reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act of 1940, to which reference is hereby made.

     To the knowledge of the Fund, the following entity owned beneficially 5% or more of any class of the Fund's shares on January 4, 1999: Merrill Lynch Trust Company, Trustee FBO MLSIP Investment Account, Attn: Robert Arimenta Jr., P.O. Box 30532, New Brunswick, NJ 08989 owned 10.5% of the Fund's outstanding
Class A shares.

                              FINANCIAL STATEMENTS

     The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 Ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                    APPENDIX
                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE INC.'S ("MOODY'S") CORPORATE RATINGS

Aaa   Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa   Bonds that are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C     Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE. Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier I indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

          -- Leading market positions in well established industries

          -- High rates of return on funds employed

          -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

          -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:

aaa   An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa    An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a     An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa   An issue that is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba    An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b     An issue that is rated "b" generally lacks the characteristics of a desirable investment.
      Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa   An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca    An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c     This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable.
Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and
relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA   Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A     Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB   Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and
      C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB    Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC   Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC    The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI    The rating CI is reserved for income bonds on which no interest is being paid.

D     Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L     The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the
      Federal Deposit Insurance Corp. and interest is adequately collateralized.

*     Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR    Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A     Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-l   This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2   Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-l."

A-3   Issues carrying this designation have a satisfactory capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B     Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D     This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

           I. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

           II. Nature of, and provisions of, the issue.

          III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

AAA   This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA    A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB   An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB,   Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly B,
B,    speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB"
CCC   indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC    The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C     A preferred stock rated "C" is a non-paying issue.

D     A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (--): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard Poor's earnings and dividend rankings for common stocks.

     The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

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



                      (This Page Intentionally Left Blank)

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


EXHIBIT
NUMBER   DESCRIPTION
------   -----------------------------------------------------------------------------------------------------------
  1(a)    --   Articles of Incorporation of Registrant.(1)
   (b)    --   Articles of Amendment.(7)
   (c)    --   Articles Supplementary.(7)
  2       --   Amended and Restated By-Laws of Registrant.(6)
  3       --   Instruments defining rights of Shareholders. (Incorporated by reference to Exhibits 1 and 2 above).
  4(a)    --   Management Agreement between Registrant and Merrill Lynch Asset Management, L.P.(3)
   (b)    --   Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill Lynch Asset
               Management U.K. Limited.(9)
  5(a)    --   Class A Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.(6)
   (b)    --   Class B Shares Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.(3)
   (c)    --   Class C Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.(6)
   (d)    --   Class D Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc.(6)
  6       --   None.
  7       --   Custody Agreement between Registrant and The Chase Manhattan Bank, N.A.(3)
  8(a)    --   Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between
               Registrant and Financial Data Services, Inc.(3)
   (b)    --   License Agreement relating to Use of Name between Merrill Lynch & Co., Inc. and Registrant.(3)
  9       --   Opinion and consent of Shereff, Friedman, Hoffman & Goodman, LLP, counsel for Registrant.(2)
 10       --   Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
 11       --   None.
 12       --   Certificate of Merrill Lynch Asset Management, L.P.(2)
 13(a)    --   Amended and Restated Class B Distribution Plan of the Registrant and Class B Distribution Plan
               Sub-Agreement.(5)
   (b)    --   Class C Distribution Plan and Class C Distribution Plan Sub-Agreement.(6)
   (c)    --   Class D Distribution Plan and Class D Distribution Plan Sub-Agreement.(6)
 14(a)    --   Financial Data Schedule for Class A Shares.
   (b)    --   Financial Data Schedule for Class B Shares.
   (c)    --   Financial Data Schedule for Class C Shares.
   (d)    --   Financial Data Schedule for Class D Shares.
   (e)    --   Powers of Attorney for Officers and Directors
               Arthur Zeikel(4)
               Gerald M. Richard(4)
               Ronald W. Forbes(4)
               Cynthia A. Montgomery(6)
               Charles C. Reilly(4)
               Kevin A. Ryan(4)
               Richard R. West(4)
 15       --   Rule 18f-3 Plan of Registrant.(8)

                                                       (Footnotes on next page)

(Footnotes from previous page)

------------------
(1) Incorporated by reference to Exhibit 1 to the Registrant's initial Registration Statement on Form N-1A (File No. 33-37103).
(2) Incorporated by reference to Exhibits 10 and 13 to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File
    No. 33-37103).
(3) Incorporated by reference to Exhibits 5, 6(b), 8, 9(a), 9(b) to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 33-37103).
(4) Incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 33-37103).
(5) Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment
    No. 5 to the Registrant's Registration Statement on Form N-1A (File
    No. 33-37103).
(6) Incorporated by reference to Exhibits 2, 6(a), 6(c), 6(d), 15(b), 15(c), 17(a) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 33-37103).
(7) Incorporated by reference to Exhibits 1(b), 1(c) to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A. (File
    No. 33-37103).
(8) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A of Merrill Lynch Multi-State Municipal Series Trust on January 25, 1996 (File Nos. 2-99473 and 811-4375).
(9) Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment
    No. 10 to the Registrant's Registration Statement on Form N-1A (File No. 33-7103).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not Applicable.


ITEM 25. INDEMNIFICATION

     Reference is made to Article VI of the Registrant's Articles of Incorporation, as amended to date, Article VI of the Registrant's Amended and Restated By-Laws (the "By-Laws") and Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

     Article VI of the By-Laws provides that each officer and Director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may indemnify or purchase insurance to the extent provided in Article VI on behalf of an employee or agent who is not an officer or director of the Registrant.

     The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

     The Management Agreement between Registrant and Merrill Lynch Asset Management, Inc. (now called Merrill Lynch Asset Management, L.P.) ("MLAM") limits the liability of MLAM to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.

     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF MANAGER.

     Merrill Lynch Asset Management, L.P. (the "Manager" or "MLAM") also acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies:

Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as a sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Funds, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., and Worldwide DollarVest Fund, Inc.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor ("MLFD"), a division of Princeton Funds Distributor, Inc. is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent Financial Data Services, Inc. ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and director of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since August 31, 1996 for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies advised by the Manager or FAM and Mr. Zeikel is a director of substantially all of such companies and Mr. Glenn is a director of certain of such companies. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

     Officers and partners of MLAM are set forth as follows:

                                    POSITION WITH                      OTHER SUBSTANTIAL BUSINESS,
            NAME                     THE MANAGER                    PROFESSION, VOCATION OR EMPLOYMENT
-----------------------------   ---------------------   ----------------------------------------------------------
ML & Co.                        Limited Partner         Financial Services Holding Company; Limited Partner of FAM
Merrill Lynch Investment        Limited Partner         Investment Advisory Management, Inc.
Princeton Services              General Partner         General Partner of FAM
Arthur Zeikel                   Chairman                Chairman of FAM; President of MLAM and FAM from 1977 to
                                                        1997; Chairman and Director of Princeton Services;
                                                        President of Princeton Services from 1993 to 1997;
                                                        Executive Vice President of ML & Co.

Jeffrey M. Peek                 President               President of FAM; President and Director of Princeton
                                                        Services; Executive Vice President of ML & Co.

Terry K. Glenn                  Executive Vice          Executive Vice President of FAM; Executive Vice President
                                President               and Director of Princeton Services; President and Director
                                                        of Princeton Funds Distributor, Inc.; Director of FDS;
                                                        President of Princeton Administrators

Mark A. Desario                 Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

Linda L. Federeci               Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

Vincent R. Giordano             Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

Elizabeth A. Griffin            Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

Norman R. Harvey                Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

Michael J. Hennewinkel          Senior Vice             Senior Vice President of FAM; Senior Vice Secretary
                                President, General      President of Princeton Services
                                Counsel and Secretary

Philip L. Kirstein              Senior Vice President   Senior Vice President of FAM; Senior Vice President,
                                                        General Counsel, Director and Secretary of Princeton
                                                        Services.

Ronald M. Kloss                 Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

Debra Landsman-Yaros            Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services; Vice President of Princeton Funds
                                                        Distributor, Inc.

Stephen M.M. Miller             Senior Vice President   Executive Vice President of Princeton Administrators,
                                                        L.P.; Senior Vice President of Princeton Services

Joseph T. Monagle, Jr.          Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

Brian A. Murdock                Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services; Director of Princeton Funds
                                                        Distributor, Inc.

Gerald M. Richard               Senior Vice President   Senior Vice President and Treasurer of FAM; Senior Vice
                                and Treasurer           President and Treasurer of Princeton Services; Vice
                                                        President and Treasurer of Princeton Funds Distributor,
                                                        Inc.

                                    POSITION WITH                      OTHER SUBSTANTIAL BUSINESS,
            NAME                     THE MANAGER                    PROFESSION, VOCATION OR EMPLOYMENT
-----------------------------   ---------------------   ----------------------------------------------------------
Gregory D. Upah                 Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

Ronald L. Welburn               Senior Vice President   Senior Vice President of FAM; Senior Vice President of
                                                        Princeton Services

     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: The Corporate Fund Accumulation Program, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc. Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Global Allocation Fund Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Municipal Fund Accumulation Program, Inc., Senior Floating Rate Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since August 31, 1996, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

                                    POSITION WITH                      OTHER SUBSTANTIAL BUSINESS,
            NAME                      MLAM U.K.                     PROFESSION, VOCATION OR EMPLOYMENT
-----------------------------   ---------------------   ----------------------------------------------------------
Arthur Zeikel                   Director and Chairman   Chairman of the Manager and FAM; President of the Manager
                                                        and FAM from 1977 to 1997; Chairman and Director of
                                                        Princeton Services; President of Princeton Services from
                                                        1993 to 1997; Executive Vice President of ML & Co.

Alan J. Albert                  Senior Managing         Vice President of the Manager
                                Director

Nicholas C.D. Hall              President               Director of Merrill Lynch Europe PLC; General Counsel of
                                                        Merrill Lynch International Private Banking Group

Gerald M. Richard               Senior Vice President   Senior Vice President and Treasurer of the Manager and
                                                        FAM; Senior Vice President and Treasurer of Princeton
                                                        Services; Vice President and Treasurer of Princeton Funds
                                                        Distributor, Inc.

Carol Ann Langham               Company Secretary       None

                                    POSITION WITH                      OTHER SUBSTANTIAL BUSINESS,
            NAME                      MLAM U.K.                     PROFESSION, VOCATION OR EMPLOYMENT
-----------------------------   ---------------------   ----------------------------------------------------------
Debra Anne Searle               Assistant Company       None
                                Secretary

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) MLFD, a division of Princeton Funds Distributor, Inc., acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 26 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc. MLFD also acts as principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of Princeton Funds Distributor, Inc. acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                        (2)                            (3)
          (1)                   POSITION AND OFFICES           POSITION AND OFFICES
          NAME                  WITH THE DISTRIBUTOR             WITH REGISTRANT
------------------------    ----------------------------     ------------------------
Terry K. Glenn              President and Director           Executive Vice President
Michael G. Clark            Director                                   None
Thomas J. Verage            Director                                   None
Robert W. Crook             Senior Vice President                      None
Michael J. Brady            Vice President                             None
William M. Breen            Vice President                             None
James T. Fatseas            Vice President                             None
Debra W. Landsman-Yaros     Vice President                             None
Michelle T. Lau             Vice President                             None
Gerald M. Richard           Vice President and Treasurer            Treasurer
Salvatore Venezia           Vice President                             None
William Wasel               Vice President                             None
Robert Harris               Secretary                                  None

     (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant and its Transfer Agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 29. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund--Merrill Lynch Asset Management" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not party to any management-related service contract.

ITEM 30. UNDERTAKINGS.

None.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(A) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 29TH DAY OF JANUARY, 1999.

                                       MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                                       (REGISTRANT)

                                       By: /s/ ARTHUR ZEIKEL
                                           -------------------------
                                               Arthur Zeikel
                                                 President

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.

                SIGNATURE                                       TITLE                              DATE
------------------------------------------  ----------------------------------------------   -----------------
            /s/ ARTHUR ZEIKEL               President (Principal Executive Officer)          January 29, 1999
------------------------------------------  and Director
              Arthur Zeikel

                    *                       Treasurer (Principal Financial and
------------------------------------------  Accounting Officer)
            Gerald M. Richard

                    *                       Director
------------------------------------------
             Ronald W. Forbes

                    *                       Director
------------------------------------------
          Cynthia A. Montgomery

                    *                       Director
------------------------------------------
            Charles C. Reilly

                    *                       Director
------------------------------------------
              Kevin A. Ryan

                    *                       Director
------------------------------------------
             Richard R. West

* This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

      *By: /s/ ARTHUR ZEIKEL                                                                 January 29, 1999
  -------------------------------------
                Arthur Zeikel,
               Attorney-in-Fact

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER     DESCRIPTION
------     --------------------------------------------------------------------------------------------------------
  10        --   Consent of Deloitte & Touche LLP, independent auditors for Registrant.

  14(a)     --   Financial Data Schedule for Class A Shares.

  14(b)     --   Financial Data Schedule for Class B Shares.

  14(c)     --   Financial Data Schedule for Class C Shares.

  14(d)     --   Financial Data Schedule for Class D Shares.